Exhibit 99.1

*E-Filed 01/26/2010*

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re PMC-SIERRA, INC. DERIVATIVE LITIGATION	) ) )	Master File No. C-06-05330-RS ~~[PROPOSED]~~ ORDER PRELIMINARILY
	)	APPROVING DERIVATIVE SETTLEMENT
This Document Relates To:	)	AND PROVIDING FOR NOTICE
ALL ACTIONS.	) ) )

WHEREAS, the parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the settlement (the “Settlement”) of the Actions, in accordance with a Stipulation of Settlement dated November 5, 2009 (the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and dismissal of the Actions with prejudice, upon the terms and conditions set forth therein; and (ii) approving for distribution of the Notice of Proposed Settlement (“Notice”); and

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, the Court having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Actions.

2. A hearing (the “Settlement Hearing”) shall be held before this Court on April 29, 2010, at 1:30 p.m., at the United States District Court, Northern District of California (the “Court”), United States Courthouse, 450 Golden Gate Avenue, Room 3, 17th Floor, San Francisco, California, to determine whether the settlement of the Actions on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to current PMC-Sierra, Inc. (“PMC”) shareholders and to PMC and should be approved by the Court; whether a Judgment as provided in ¶1.12 of the Stipulation should be entered herein, and to award attorneys’ fees and expenses to Plaintiffs’ Counsel.

3. The Court approves, as to form and content, the Notice annexed as Exhibit A-l hereto, and finds that the distribution of the Notice substantially in the manner and form set forth in this Order, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

~~[PROPOSED]~~ ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND

PROVIDING FOR NOTICE - C-06-05330-RS

4. Not later than ten (10) calendar days following entry of this Order, PMC shall cause a copy of the Stipulation to be filed with the U.S. Securities and Exchange Commission and to be posted on the Company’s website.

5. Not later than ten (10) calendar days following entry of this Order, PMC shall cause a copy of the Notice substantially in the form annexed as Exhibit A-l hereto to be published once in the national edition of Investor’s Business Daily and posted on the Company’s website.

6. At least seven (7) calendar days prior to the Settlement Hearing, Defendants’ counsel shall serve on counsel for the Plaintiffs and file with the Court proof, by affidavit or declaration, of such filing, posting and publication.

7. All current PMC shareholders shall be bound by all orders, determinations and judgments in the Actions concerning the Settlement, whether favorable or unfavorable to current PMC shareholders.

8. Pending final determination of whether the Settlement should be approved, no current PMC shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Defendants, any action or proceeding in any court or tribunal asserting any of the Released Claims.

9. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing and any reply briefs will be filed by Plaintiffs’ Counsel seven (7) calendar days prior to the Settlement Hearing.

10. Any current PMC shareholder may appear and show cause, if he, she or it has any, why the settlement of the Actions should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why attorneys’ fees and expenses should not be awarded to Plaintiffs’ Counsel; provided, however, unless otherwise ordered by the Court, no current PMC shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the attorneys’ fees and expenses to be awarded to Plaintiffs’ Counsel unless that Person has, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Clerk of the Court at the address listed

~~[PROPOSED]~~ ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND

PROVIDING FOR NOTICE - C-06-05330-RS

below and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof such that they are received no later than fourteen (14) calendar days prior to the Settlement Hearing:

Shawn A. Williams

COUGHLIN STOIA GELLER

RUDMAN & ROBBINS LLP

100 Pine Street, Suite 2600

San Francisco, CA 94111

Lead Counsel for Plaintiffs in the Federal Action

Patrick E. Gibbs

LATHAM & WATKINS LLP

140 Scott Drive

Menlo Park, CA 94025

Counsel for Nominal Defendant PMC

and the Individual Defendants

Clerk of the Court

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

United States Courthouse

450 Golden Gate Avenue

San Francisco, CA 94102

Any current PMC shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

11. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Defendants or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other action or proceeding,

~~[PROPOSED]~~ ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND

PROVIDING FOR NOTICE - C-06-05330-RS

whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

12. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to current PMC shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to current PMC shareholders.

IT IS SO ORDERED.

DATED:	01/26/2010	/s/ Richard Seeborg
THE HONORABLE RICHARD SEEBORG UNITED STATES DISTRICT JUDGE

Submitted by,

COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP TRAVIS E. DOWNS III JEFFREY D. LIGHT BENNY C. GOODMAN III

/s/ Jeffrey D. Light
JEFFREY D. LIGHT

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

Lead Counsel for Plaintiff

~~[PROPOSED]~~ ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND

PROVIDING FOR NOTICE - C-06-05330-RS

THE WEISER LAW FIRM, P.C. ROBERT B.WEISER
121 N. Wayne Avenue, Suite 100
Wayne, PA 19087
Telephone: 610/225-2677
610/225-2678 (fax)
Additional Counsel for Plaintiff

~~[PROPOSED]~~ ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND

PROVIDING FOR NOTICE - C-06-05330-RS

CERTIFICATE OF SERVICE

I hereby certify that on January 25, 2010, I electronically filed the foregoing with the Clerk of the Court using the CM/ECF system which will send notification of such filing to the e-mail addresses denoted on the attached Electronic Mail Notice List, and I hereby certify that I have mailed the foregoing document or paper via the United States Postal Service to the non-CM/ECF participants indicated on the attached Manual Notice List.

I certify under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed on January 25, 2010.

/s/ Jeffrey D. Light
JEFFREY D. LIGHT
COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)
E-mail: jeffl@csgrr.com

Mailing Information for a Case 5:06-cv-05330-RS

Electronic Mail Notice List

The following are those who are currently on the list to receive e-mail notices for this case.

•	Aelish Marie Baig

AelishB@csgrr.com,aserros@csgrr.com,khuang@csgrr.com

•	Travis E. Downs, III

travisd@csgrr.com,e_file_sd@csgrr.com

•	David Christopher Fortney

david.fortney@lw.com

•	Patrick Edward Gibbs

patrick.gibbs@lw.com,svdocket@lw.com,zoila.aurora@lw.com

•	David Martin Goldstein

dave@daveglaw.com,marlene@daveglaw.com

•	Benny Copeline Goodman, III

bennyg@csgrr.com,e_file_sd@csgrr.com

•	Jeffrey David Light

jeffl@csgrr.com

•	Maria V. Morris

mmorris@rbg-law.com

•	Shawn A. Williams

shawnw@csgrr.com,jdecena@csgrr.com,travisd@csgrr.com,khuang@csgrr.com, e_file_sf@csgrr.com,cwood@csgrr.com,

e_file_sd@csgrr.com

Manual Notice List

The following is the list of attorneys who are not on the list to receive e-mail notices for this case (who therefore require manual noticing). You may wish to use your mouse to select and copy this list into your word processing program in order to create notices or labels for these recipients.

Darren Jay Robbins
Coughlin Stoia Geller Rudman & Robbins LLP
655 West Broadway
Suite 1900
San Diego, CA 92101
Monique C. Winkler
Coughlin Stoia Geller Rudman & Robbins LLP
100 Pine Street, Suite 2600
San Francisco, CA 94111

Robert B. Weiser
The Weiser Law Firm, P.C.
121 N. Wayne Avenue, Suite 100
Wayne, PA 19087
610/225-2677
610/225-2678(Fax)

COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP

SHAWN A. WILLIAMS (213113)

100 Pine Street, Suite 2600

San Francisco, CA 94111

Telephone: 415/288-4545

415/288-4534 (fax)

shawnw@csgrr.com

            - and -

TRAVIS E. DOWNS III (148274)

BENNY C. GOODMAN III (211302)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

travisd@csgrr.com

jeffl@csgrr.com

bgoodman@csgrr.com

Lead Counsel for Plaintiff

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re PMC-SIERRA, INC. DERIVATIVE	)	Master File No. C-06-05330-RS
LITIGATION	)
	)	NOTICE OF PROPOSED SETTLEMENT
)
This Document Relates To:	)	EXHIBIT A-l
)
ALL ACTIONS.	)
)

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF PMC-SIERRA, INC. (“PMC” OR THE “COMPANY”) AS OF NOVEMBER 5, 2009 (“CURRENT PMC SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION, AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD PMC COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THIS ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative litigation (the “Notice”). This Notice is provided by Order of the United States District Court for the Northern District of California (the “Federal Court”). It is not an expression of any opinion by the Federal Court. The purpose of this Notice is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the consolidated shareholder derivative action captioned In re PMC-Sierra, Inc. Derivative Litigation, Master File No. C-06-05330-RS (the “Federal Action”). Plaintiffs Dr. Ian Beiser and Lawrence Barone (“Plaintiffs”), defendants Gregory Aasen, Robert L. Bailey, Alexandre Balkanski, Colin Beaumont, Richard E. Belluzzo, Glenn Bindley, James Diller, Sr., Michael L. Dionne, Michael Farese, Colin Harris, Glenn C. Jones, Jonathan Judge, Richard Koeltl, Alan F. Krock, William Kurtz, Frank J. Marshall, Haresh Patel, Steffen Perna, Thomas Riordan, John W. Sullivan, Thomas Sun, Donald Valentine, and Lewis O. Wilks (“Individual Defendants”) and nominal defendant PMC (PMC and the Individual Defendants are collectively referred to as the “Defendants”) have agreed upon terms to settle the Federal Action and a parallel consolidated shareholder derivative action pending in the Superior Court of the State of California for the County of Santa Clara (the “State Action” and, together with the Federal Action, the “Actions”) and have signed a written Stipulation of Settlement (the “Stipulation”) setting forth those settlement terms.

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

On April 29, 2010, at 1:30 p.m., the Federal Court will hold a hearing (the “Final Hearing”) in the Federal Action. The purpose of the Final Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THIS LITIGATION

On August 29, 2006, a shareholder derivative complaint captioned Beiser v. Bailey, et al., No. C-06-05330, was filed in the Federal Court, alleging purported causes of action in connection with the Company’s stock option grant practices. On October 16, 2006, a similar shareholder derivative complaint captioned Barone v. Bailey, et al., No. C-06-06473, was filed in the Federal Court. The Beiser and Barone actions were consolidated by order dated December 6, 2006 (the “Federal Action”).

On January 29, 2007, plaintiffs in the Federal Action filed a consolidated shareholder derivative complaint. The Company and the Individual Defendants filed motions to dismiss the Federal Action on March 15, 2007. After a hearing held on June 20, 2007, the Company’s motion to dismiss for failure to make a litigation demand was granted and the consolidated complaint was dismissed with leave to amend on August 22, 2007. Plaintiffs filed their first amended complaint (“FAC”) on October 2, 2007. On November 6, 2007, the Company moved to dismiss the FAC for failure to make a litigation demand, and the Individual Defendants moved to dismiss for failure to state a claim and for lack of personal jurisdiction. A hearing on the motions to dismiss was held on January 30, 2008. On May 8, 2008, the Court issued an order dismissing plaintiffs’ FAC and granting plaintiffs one additional opportunity to amend. Plaintiffs filed their second amended complaint (“SAC”) on May 28, 2008. On June 25, 2008, the Company moved to dismiss the SAC based on demand futility and the Individual Defendants moved to dismiss for failure to state a claim. Those motions were scheduled to be heard on August 20, 2008.

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

On July 15, 2008, however, federal plaintiff Dr. Ian Beiser, filed a complaint in the Delaware Court of Chancery to compel the production of books and records under 8 Delaware Code §220, Beiser v. PMC-Sierra, Inc., C.A. No. 3893 (the “Delaware Action”). The Federal Action was stayed on August 13, 2008, pending the resolution of the Delaware Action. The Company moved to dismiss the Delaware Action on August 7, 2008. The Company’s motion to dismiss was heard on December 11, 2008, and on February 26, 2009, the Delaware Action was dismissed with prejudice for lack of a “proper purpose.”

On September 18, 2006, a similar shareholder derivative complaint captioned Meissner v. Bailey, et al., Santa Clara Superior Court Case No. 1-06-CV-071329 (“State Action”) was filed in the State Court. On January 18, 2007, the State Action subsequently was stayed pending the resolution of the Federal Action.

On April 9, 2009, counsel for the plaintiffs in the Federal Action, as well as counsel for the Individual Defendants, PMC, and counsel for Defendants’ insurance carrier, participated in a formal mediation before Honorable Layn R. Phillips (Ret.) of the Alternative Dispute Resolution Centre at Irell & Manella, LLP, a former United States District Judge for the Western District of Oklahoma and who also sat by designation on the United States Court of Appeals for the Tenth Circuit. Substantive settlement negotiations continued after the mediation, and on April 21, 2009, the parties reached a tentative agreement to settle the derivative litigation.

III.	TERMS OF THE PROPOSED SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which are subject to approval by the Federal Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available for public inspection. To fully, finally and forever resolve the Actions, and following extensive, arm’s-length settlement negotiations, the parties have agreed as set forth in the Stipulation as follows:

1. PMC will implement and/or reaffirm certain corporate governance measures at the Company, which include internal controls and procedures specifically relating to the allegations raised in the Actions, including the administration and documentation of the Company’s stock option

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

plans and awards, and review of the Company’s equity compensation practices (the “Corporate Governance Measures”). PMC and the Individual Defendants acknowledge that the pendency and prosecution of the Actions were a substantial cause in the Company’s decision to implement and/or reaffirm these Corporate Governance Measures, which confer a benefit to the Company.

2. The Stipulation also provides for the entry of judgment dismissing the Federal Action against PMC and the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs, by PMC, or by any of its shareholders, against PMC and the Individual Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Federal Action or the State Action. The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Federal Action or the State Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Federal Action or the State Action.

IV.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After negotiating the substance of the Corporate Governance Measures described above, the parties engaged in arm’s-length negotiations, which included a formal mediation, regarding the attorneys’ fees and expenses of Plaintiffs’ Counsel in the Actions. As a result of these negotiations, the parties have agreed that, subject to court approval, the Company will pay or cause to be paid to Plaintiffs’ Counsel’s attorneys’ fees and expenses in an aggregate amount, for all of the Actions, of $1,600,000 (the “Fee Award”). The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Federal Action and the State Action. To date, Plaintiffs’ Counsel have not received any payment for their efforts in the Actions. The Fee Award will compensate Plaintiffs’ Counsel for the results achieved in the Federal Action and the State Action, and for undertaking the prosecution of the Federal Action and the State Action on a contingent basis.

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

V.	REASONS FOR THE SETTLEMENT

Counsel for the parties believe the Settlement is in the best interests of PMC and current PMC shareholders.

A.	Why Did the Plaintiffs Agree to Settle?

Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Actions. Plaintiffs’ Counsel have analyzed the evidence adduced during their investigation, and have researched the applicable law with respect to the potential claims of Plaintiffs, PMC, and Current PMC Shareholders against the Defendants, as well as the potential defenses thereto.

Based upon the investigation and analysis described above, Plaintiffs and their counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable, and adequate to Plaintiffs, PMC and Current PMC Shareholders, and in their best interests, and have agreed to settle the claims raised in the Actions pursuant to the terms and provisions of the Stipulation after considering, among other things: (i) the substantial benefits that PMC and Current PMC Shareholders have received or will receive from the Settlement; (ii) the attendant risks of continued litigation of the Actions; and (iii) the desirability of permitting the Settlement to be consummated.

In particular, Plaintiffs and their counsel considered the significant litigation risk inherent in the Actions. The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim. While Plaintiffs believe their claims are meritorious, Plaintiffs acknowledge that there is a substantial risk that the Actions may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. In fact, the Federal Court previously granted the Company’s motion to dismiss the consolidated complaint (with leave to amend), and there existed the possibility that the Court would dismiss with prejudice the SAC upon Defendants’ motions. Plaintiffs and their counsel believe that, under the circumstances, they have obtained the best possible relief for PMC and for Current PMC Shareholders.

B.	Why Did the Defendants Agree to Settle?

The Defendants have strenuously denied and continue to deny each and every allegation of wrongdoing or liability made against them or that could have been made against them in the Actions.

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

The Defendants have further asserted that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of PMC and Current PMC Shareholders. The Defendants assert that they have meritorious defenses to the claims in the Actions, and that judgment should be entered dismissing all claims against them with prejudice. Nonetheless, the Defendants have entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this burdensome litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI.	FINAL COURT HEARING REGARDING THE SETTLEMENT

On April 29, 2010, at 1:30 p.m., the Federal Court will hold the Final Hearing at the United States District Court for the Northern District of California, United States Courthouse, 450 Golden Gate Avenue, Room 3, 17th Floor, San Francisco, California 94102. At the Final Hearing, the Federal Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved and whether the Federal Action should be dismissed with prejudice pursuant to the Stipulation.

VII.	YOUR RIGHT TO ATTEND THE FINAL HEARING

Any Current PMC Shareholder may, but is not required to, appear in person at the Final Hearing. CURRENT PMC SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE FINAL HEARING OR TAKE ANY OTHER ACTION. If you want to be heard at the Final Hearing, then you must comply with the procedures for objecting, which are set forth below.

The Federal Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Final Hearing, you should confirm the date and time before going to the Federal Court.

VIII.	YOUR RIGHT TO OBJECT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Final Hearing. IF YOU CHOOSE TO OBJECT, THEN YOU MUST COMPLY WITH THE FOLLOWING PROCEDURES.

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

A.	You Must Make Detailed Objections in Writing

Any objections must be submitted in writing and must contain the following information:

1. your name, legal address, and telephone number;

2. proof of being a Current PMC Shareholder as of November 5, 2009;

3. the date(s) you acquired your PMC shares;

4. a detailed statement of your specific position with respect to the matters to be heard at the Final Hearing, including a statement of each objection being made;

5. the grounds for each objection or the reasons for your desiring to appear and to be heard;

6. notice of whether you intend to appear at the Final Hearing (this is not required if you have lodged your objection with the Court); and

7. copies of any papers you intend to submit to the Federal Court, along with the names of any witness(es) you intend to call to testify at the Final Hearing and the subject(s) of their testimony.

The Court will not consider any objection that does not substantially comply with the above requirements.

B.	You Must Timely Deliver Written Objections to the Federal Court, Plaintiffs’ Counsel, and Defendants’ Counsel

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN APRIL 15, 2010. The Clerk’s address is:

Clerk of the Court

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

United States Courthouse

450 Golden Gate Avenue

San Francisco, CA 94102

Re:	In re PMC-Sierra, Inc. Derivative Litigation,
Case Nos. C-06-05330-RS, 06-06473-RS

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN APRIL 15, 2010. Counsel’s addresses are:

Shawn A. Williams

COUGHLIN STOIA GELLER

    RUDMAN & ROBBINS LLP

100 Pine Street, Suite 2600

San Francisco, CA 94111

Lead Counsel for Plaintiffs in the Federal Action

Patrick E. Gibbs

LATHAM & WATKINS LLP

140 Scott Drive

Menlo Park, CA 94025

Counsel for Nominal Defendant PMC

and the Individual Defendants

The Federal Court will not consider any objection that is not timely filed with the Federal Court or not timely delivered to Plaintiffs’ counsel and Defendants’ counsel. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal), and will be forever barred from raising such objection or request to be heard in this or any other related action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Federal Action, the State Action or the Stipulation. You may inspect the Stipulation and other papers filed in the Federal Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States Courthouse, 450 Golden Gate Avenue, San Francisco, California 94102. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also contact a representative of Federal Lead Counsel, Rick Nelson, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101-3301, telephone (800) 449-4900.

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS ABOUT THIS NOTICE, THE SETTLEMENT, OR THE ACTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ counsel, at the address set forth above.

DATED , 2010	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

NOTICE OF PROPOSED SETTLEMENT - C-06-05330-RS

CERTIFICATE OF SERVICE

I hereby certify that on January 26,2010, I electronically filed the foregoing with the Clerk of the Court using the CM/ECF system which will send notification of such filing to the e-mail addresses denoted on the attached Electronic Mail Notice List, and I hereby certify that I have mailed the foregoing document or paper via the United States Postal Service to the non-CM/ECF participants indicated on the attached Manual Notice List.

I certify under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed on January 26, 2010.

/s/ Jeffrey D. Light
JEFFREY D. LIGHT

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP 655 West Broadway, Suite 1900 San Diego, CA 92101-3301 Telephone: 619/231-1058 619/231-7423 (fax) E-mail: jeffl@csgrr.com

Mailing Information for a Case 5:06-cv-05330-RS

Electronic Mail Notice List

The following are those who are currently on the list to receive e-mail notices for this case.

•	Aelish Marie Baig

AelishB@csgrr.com,aserros@csgrr.com,khuang@csgrr.com

•	Travis E. Downs, III

travisd@csgrr.com,e_file_sd@csgrr.com

•	David Christopher Fortney

david.fortney@lw.com

•	Patrick Edward Gibbs

patrick.gibbs@lw.com,svdocket@lw.com,zoila.aurora@lw.com

•	David Martin Goldstein

dave@daveglaw.com,marlene@daveglaw.com

•	Benny Copeline Goodman, III

bennyg@csgrr.com,e_file_sd@csgrr.com

•	Jeffrey David Light

jeffl@csgrr.com

•	Maria V. Morris

mmorris@rbg-law.com

•	Shawn A. Williams

shawnw@csgrr.com,jdecena@csgrr.com,travisd@csgrr.com,khuang@csgrr.com,e_file_sf@csgrr.com,cwood@csgrr.com,

e_file_sd@csgrr.com

Manual Notice List

The following is the list of attorneys who are not on the list to receive e-mail notices for this case (who therefore require manual noticing). You may wish to use your mouse to select and copy this list into your word processing program in order to create notices or labels for these recipients.

Darren Jay Robbins

Coughlin Stoia Geller Rudman & Robbins LLP

655 West Broadway

Suite 1900

San Diego, CA 92101

Monique C. Winkler

Coughlin Stoia Geller Rudman & Robbins LLP

100 Pine Street, Suite 2600

San Francisco, CA 94111

Robert B. Weiser

The Weiser Law Firm, P.C.

121 N. Wayne Avenue, Suite 100

Wayne, PA 19087

    610/225-2677

    610/225-2678(Fax)